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                                                                    EXHIBIT 99.5

                           CONSENT OF PHILIP S. PAINE

         I consent to the use of my name as a Director Nominee in the section "Management" in the Registration Statement filed by Ashford Hospitality Trust, Inc. on Form S-11 and the related Prospectus and any amendments thereto.

Dated: July 25, 2003                         /s/ PHILIP S. PAYNE
                                             ----------------------------------
                                             PHILIP S. PAYNE